UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Stockholders of Karyopharm Therapeutics Inc. (the “Company”) held on May 19, 2022 (the “Annual Meeting”), the Company’s stockholders approved the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”) subject to stockholder approval.

The description of the 2022 Plan contained on pages 58 to 69 of the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2022 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2022 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Garen G. Bohlin and Peter Honig, M.D., M.P.H. as Class III directors, each to serve on the Board for a three-year term until the 2025 annual meeting of stockholders and until their resignation or removal or until their successors are duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Garen G. Bohlin	49,773,908	4,534,674	10,392,631
Peter Honig, M.D., M.P.H.	53,529,910	778,672	10,392,631

2.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
47,288,439	6,790,078	230,065	10,392,631

3.	The Company’s stockholders approved the 2022 Plan. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
33,104,052	21,106,704	97,826	10,392,631

4.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
64,105,682	400,662	194,869

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 8, 2022)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: May 23, 2022	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary